SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2003

FURR’S RESTAURANT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10725	75-2350724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 E. President George W. Bush Highway Richardson, Texas		75082
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 978-808-2923

Item 3.  Bankruptcy or Receivership

On January 3, 2003, Furr’s Restaurant Group, Inc. (the “Company”), together with its principal operating subsidiary, Cafeteria Operators, L.P. (“COLP”), filed a voluntary petition for reorganization under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for Northern District of Texas, Dallas Division, case number 03-30179-HDH-11. The Company has adopted a modified reporting program consisting of filing the monthly operating reports required by the U.S. Trustee and the Bankruptcy Court in order to avoid the unreasonable effort and expense of continuing to comply with requirements to file Forms 10-Q and 10-K during the pendency of the Company’s bankruptcy proceedings.  The Company believes that this modified reporting program is consistent with the protection of investors as set forth in Exchange Act Release No. 9660 dated June 30, 1972,

The Company files herewith its operating reports for the months of April and May, 2003.

THE REPORT CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND MAY BE SUBJECT TO FUTURE RECONCILIATIONS AND ADJUSTMENTS.

Item 7. Exhibits

Exhibit Number	Description of Exhibit

99.1	Monthly Operating Reports for April and May, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FURR’S RESTAURANT GROUP, INC.

		By:	/s/ Nancy Ellefson
Nancy Ellefson
Vice President

Dated:	July 15, 2003

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Operating Reports for April and May, 2003